Exhibit 99.1

JGWPT Holdings Inc. Reports First Quarter Financial Results

RADNOR, Pa.—(BUSINESS WIRE)—5.14.14 — JGWPT Holdings Inc. (“JGWPT” or the “Company”) (NYSE:JGW), a leading purchaser of structured settlement payments, annuity payments, lottery payments and other receivables, today reports its financial results for the first quarter of 2014. “Our performance in the past quarter demonstrates improved results from the fourth quarter of 2013 and a strong balance sheet that will allow us to explore broader options to diversify our product offerings through acquisition opportunities and strategic joint ventures.” said David Miller, Chief Executive Officer, JGWPT Holdings Inc.

The following are highlights from the first quarter results:

First Quarter Highlights

•                  Total Receivables Balance, or TRB, purchases were $260.6 million, as compared to $270.4 million in the first quarter of 2013 and $260.5 million in the fourth quarter of 2013.

•                  Adjusted unrealized gains on VIE and other finance receivables, long term debt and derivatives*, net of the loss on swap termination was $51.8 million in the first quarter, as compared to $64.7 million in the first quarter of 2013 and $44.6 million in the fourth quarter of 2013.

•                  Revenues were $136.6 million, a decrease of 25.4% from revenues of $183.2 million in the first quarter of 2013, due primarily to the impact of higher interest rates on unrealized gains on VIE and other finance receivables, long term debt and derivatives and lower TRB purchases.

•                  Net income decreased to $34.5 million, as compared to $89.7 million in the first quarter of 2013, driven by increased interest expense on the Company’s term loan as well as the impact of the aforementioned higher interest rates.

•                  Adjusted Net Income*, or ANI, decreased to $10.1 million, as compared to $23.5 million in the first quarter of 2013, driven primarily by lower revenues.

•                  ANI as a percentage of TRB was 3.88%, as compared to 8.70% in the first quarter of 2013.

•                  Term loan interest expense was $9.9 million, as compared to $7.7 million in the first quarter of 2013.

Mr. Miller said, “Our ANI margin remains consistent, with earnings of approximately $0.04 on every dollar of TRB purchased from customers.”  John Schwab, JGWPT’s Chief Financial Officer, said, “The impact of higher interest rates on our first quarter profitability was partially offset by reduced operating costs driven by our operating efficiency and cost reduction initiatives.”

*see Reconciliation of non-GAAP measures below

About JGWPT Holdings Inc.

JGWPT focuses on key sectors, including purchasing of structured settlement payments, annuity payments, lottery payments and pre-settlement funding. Through our two market leading and highly recognizable brands, J.G. Wentworth and Peachtree Financial Solutions, we have purchased over $9.6 billion of structured settlement payment streams from our customers since 1995.

For more information about JGWPT, visit www.jgwpt.com or use the contact information provided below.

Conference Call and Webcast

Management will host a webcast to discuss the first quarter 2014 financial results today, May 14, 2014, at 10:00 AM Eastern time. The webcast will include remarks from JGWPT’s Chief Executive Officer, David Miller, and Chief Financial Officer, John Schwab. A webcast of the conference call will be available live on the Investor Relations section of the Company’s website:

https://event.on24.com/eventRegistration/EventLobbyServlet?target=registration.jsp&eventid=792598&sessionid=1&key=5363E983AAC8472456A840F58A88C63E&sourcepage=register

Interested parties unable to access the conference call via the webcast may dial (877) 201-0168 and reference conference ID 43725898.  A playback of the call is available until April 15, 2014 at (855) 859-2056 with conference ID 43725898.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements.” All statements, other than statements of historical fact, are forward-looking statements. You can identify such statements because they contain words such as “plans,” “expects,” or “does expect,” “budget,” “forecasts,” “anticipates,” or “does not anticipate,” “believes,” “intends,” and similar expressions or statements that certain actions, events or results “may,” “could,” “would,” “might,” or “will,” be taken, occur or be achieved.  Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

A number of factors could cause actual results, performance or achievements to differ materially from the results expressed or implied in the forward-looking statements. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results, performance and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. As set forth more fully under “Part 1, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014, these risks and uncertainties include, among other things:  our ability to continue to purchase structured settlement payments and other assets; our ability to complete future securitizations or other financings on beneficial terms; availability of or increases in the cost of our financing sources relative to our purchase discount rate; our dependence on the opinions of certain rating agencies; our dependence on outside parties to conduct our transactions including the court system, insurance companies, outside counsel, delivery services and notaries; our dependence on the effectiveness of our direct response marketing; the compression of the yield spread between the price we pay for and the price at which we sell assets; changes in tax or accounting policies or changes in interpretation of those policies as applicable to our business; the lack of an established market for the subordinated interest in the receivables that we retain after a securitization is executed; our exposure to underwriting risk; our ability to remain in compliance with the terms of our substantial indebtedness; changes in existing state laws governing the transfer of structured settlement payments or the interpretation thereof; the insolvency or downgrade of a material number of structured settlement issuers; any change in current tax law relating to the tax treatment of structured settlements; changes to state or federal, licensing and regulatory regimes; the impact of the March 2014 Consumer Financial Protection Bureau inquiry and any findings or regulations it issues as related to us, our industries, or products or in general; adverse judicial developments; potential litigation and regulatory proceedings; unfavorable press reports about our business model; our access to personally identifiable confidential information of current and prospective customers and the improper use or failure to protect that information; the public disclosure of the identities of structured settlement holders; our business model being susceptible to litigation; our dependence on a small number of key personnel; our ability to successfully enter new lines of business and broaden the scope of our business; changes in our expectations regarding the likelihood, timing or terms of any potential acquisitions described herein; our computer systems being subject to security and privacy breaches; and infringement of our trademarks or service marks.

Consideration should also be given to the areas of risk set forth under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K, and in our other filings made from time to time, in connection with considering any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.

JGWPT Holdings Inc.

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Consolidated Balance Sheets

(Dollars in thousands, except per share amounts)

	March 31,	December 31,
	2014	2013
ASSETS
Cash and cash equivalents	$34,651	$39,061
Restricted cash and investments	214,768	109,338
VIE finance receivables, at fair market value	4,017,985	3,818,704
Other finance receivables, at fair market value	42,147	51,945
VIE finance receivables, net of allowance for losses of $6,832 and $6,443, respectively	116,222	117,826
Other finance receivables, net of allowance for losses of $1,684 and $1,899, respectively	17,835	15,166
Notes receivable, at fair market value	5,855	5,610
Other receivables, net of allowance for losses of $252 and $243, respectively	12,912	13,529
Fixed assets, net of accumulated depreciation of $4,933 and $4,544, respectively	3,232	3,112
Intangible assets, net of accumulated amortization of $18,472 and $17,781, respectively	47,186	47,878
Goodwill	84,993	84,993
Marketable securities	116,682	121,954
Deferred tax assets, net	—	1,830
Other assets	38,600	41,151
Total assets	$4,753,068	$4,472,097
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$7,416	$3,903
Accrued expenses	13,738	21,181
Accrued interest	15,473	14,485
VIE derivative liabilities, at fair market value	71,488	70,296
VIE borrowings under revolving credit facilities and other similar borrowings	55,519	41,274
VIE long-term debt	148,329	150,802
VIE long-term debt issued by securitization and permanent financing trusts, at fair market value	3,666,583	3,431,283
Term loan payable	434,934	434,184
Other liabilities	7,215	7,646
Deferred tax liabilities	7,333	1,707
Installment obligations payable	116,682	121,954
Total liabilities	$4,544,710	$4,298,715
Class A common stock, par value $0.00001 per share; 500,000,000 shares authorized, 12,037,816 and 12,033,887 issued and outstanding as of March 31, 2014, respectively, 11,220,358 and 11,216,429 issued and outstanding as of December 31, 2013, respectively.	—	—
Class B common stock, par value $0.00001 per share; 500,000,000 shares authorized, 14,001,583 and 13,161,563 issued and outstanding as of March 31, 2014, respectively, 14,001,583 and 13,984,065 issued and outstanding as of December 31, 2013, respectively.	—	—
Class C common stock, par value $0.00001 per share; 500,000,000 shares authorized, 0 issued and outstanding as of March 31, 2014 and December 31, 2013, respectively.	—	—
Additional paid-in-capital	75,188	70,236
Retained earnings (accumulated deficit)	3,445	(5,577)
Accumulated other comprehensive income	771	612
Total stockholders’ equity	$79,404	$65,271
Non-controlling interests	128,954	108,111
Total stockholders’ equity	$208,358	$173,382
Total liabilities and stockholders’ equity	$4,753,068	$4,472,097

JGWPT Holdings Inc.

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Consolidated Statements of Operations

(Dollars in thousands, except per share amounts)

	For the Three Months Ended
	March 31,
	2014	2013
REVENUES
Interest income	$47,822	$42,639
Unrealized gains on VIE and other finance receivables, long-term debt, and derivatives	87,311	133,598
Loss on swap terminations, net	(574)	(174)
Servicing, broker, and other fees	1,142	1,113
Realized and unrealized gains on marketable securities, net	889	6,077
Other	—	(45)
Total revenues	$136,590	$183,208

EXPENSES
Advertising	$17,493	$16,454
Interest expense	51,230	42,624
Compensation and benefits	9,286	11,845
General and administrative	4,470	4,135
Professional and consulting	3,444	4,123
Debt issuance	3,001	3,028
Securitization debt maintenance	1,557	1,440
Provision for losses on finance receivables	1,091	1,096
Depreciation and amortization	1,081	1,377
Installment obligations expense, net	1,492	6,750
Total expenses	$94,145	$92,872

Income before income taxes	$42,445	$90,336
Provision for income taxes	7,912	631
Net income	34,533	$89,705
Less net income attributable to non-controlling interests	25,511
Net income attributable to JGWPT Holdings Inc.	$9,022

March 31, 2014

Weighted average shares of Class A common stock outstanding:

Basic	11,641,617
Diluted	11,642,283

Net income per share attributable to stockholders of Class A common stock of JGWPT Holdings Inc.

Basic	$0.77
Diluted	$0.77

ANI Bridge - Unaudited

J.G. Wentworth, LLC and Subsidiaries

Reconciliation of Net Income to Adjusted Net Income

We use Adjusted Net Income (a non-GAAP financial measure) as a measure of our results from operations, which we define as our net income under U.S. GAAP before certain non-cash compensation expenses, certain other expenses, provision for or benefit from income taxes and the amounts related to the consolidation of the securitization and permanent financing trusts we use to finance our business. We use Adjusted Net Income to measure our overall performance because we believe it represents the best measure of our operating performance, as the operations of the variable interest entities do not impact business performance. You should not consider Adjusted Net Income in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Because not all companies use identical calculations, our presentation of Adjusted Net Income may not be comparable to other similarly titled measures of other companies.

A reconciliation of Net Income to Adjusted Net Income for the three months ended March 31, 2014 and 2013 is provided below.

JGWPT Holdings Inc.

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Reconciliation of Net Income to Adjusted Net Income - Unaudited

(Dollars in thousands)

	For the Three Months Ended
	March 31,
	2014	2013

Net income	$34,533	$89,705

Adjustments to reflect deconsolidation of securitizations:
Elimination of unrealized gain/loss on finance receivables, long-term debt and derivatives from post securitization due to changes in interest rates	(34,891)	(68,697)
Elimination of interest income from securitized finance receivables	(43,303)	(36,907)
Interest income on retained interests in finance receivables	4,969	4,555
Servicing income on securitized finance receivables	1,258	1,441
Elimination of interest expense on long-term debt related to securitization and permanent financing trusts	37,285	30,357
Professional fees relating to securitizations	1,557	1,449
Other adjustments:
Share based compensation	502	629
Income tax provision	7,912	631
Severance, M & A, and consulting expenses	299	364
Adjusted Net Income	$10,121	$23,527

Other Data:
Securitized Product Total Receivables Balance (TRB) Purchases (1)	$223,507	$230,705
Other TRB Purchases (2)	37,074	39,666
Total TRB Purchases	$260,581	$270,371
Adjusted Net Income	$10,121	$23,527
Adjusted Net Income Margin (3)	3.88%	8.70%

Company retained interests in finance receivables at fair market value	$280,208	$249,345

(1) Securitized product TRB purchases includes purchases during the period of assets that will be securitized (guaranteed structured settlements, annuities, and lottery payment streams)

(2) Other TRB Purchases includes receivables purchased from life contingent structured settlements and the purchase price of pre-settlement fundings during the period

(3) Adjusted Net Income Margin is Adjusted Net Income divided by Total TRB Purchases during the period

JGWPT Holdings Inc.

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Reconciliation of Net Income to Adjusted Net Income - Unaudited

(Dollars in thousands)

		Adjustments	Interest			Severance	Reclassification
	Q1 2014	to reflect	Income on	Share		M&A	Associated with	Q1 2014
	GAAP	deconsolidation	Retained	Based	Income	and	Installment	Adjusted
	Results	of securitizations	Interest	Compensation	Tax	Consulting	Obligation Payable	Net Income

REVENUES
Interest income	$47,822	$(43,303)	$4,969				$(603)	$8,885
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	87,311	(34,891)						52,420
Loss on swap terminations, net	(574)							(574)
Servicing, broker, and other fees	1,142	1,258						2,400
Realized and unrealized gains on marketable securities, net	889						(889)	—
Other	—							—
Total revenues	$136,590	$(76,936)	$4,969	$—	$—	$—	$(1,492)	$63,131

EXPENSES
Advertising	$17,493							$17,493
Interest expense	51,230	(37,285)						13,945
Compensation and benefits	9,286			(502)		(27)		8,757
General and administrative	4,470							4,470
Professional and consulting	3,444					(272)		3,172
Debt issuance	3,001							3,001
Securitization debt maintenance	1,557	(1,557)						—
Provision for losses on finance receivables	1,091							1,091
Depreciation and amortization	1,081							1,081
Installment obligations expense, net	1,492						(1,492)	—
Total expenses	$94,145	$(38,842)	$—	$(502)	$—	$(299)	$(1,492)	$53,010

Income before taxes	$42,445	$(38,094)	$4,969	$502	$—	$299	$—	$10,121
Provision for income taxes	7,912				(7,912)			—
Net income	$34,533	$(38,094)	$4,969	$502	$7,912	$299	$—	$10,121

JGWPT Holdings Inc.

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Reconciliation of Net Income to Adjusted Net Income - Unaudited

(Dollars in thousands)

		Adjustments	Interest			Severance	Reclassification
	Q1 2013	to reflect	Income on	Share		M&A	Associated with	Q1 2013
	GAAP	deconsolidation	Retained	Based	Income	and	Installment	Adjusted
	Results	of securitizations	Interest	Compensation	Tax	Consulting	Obligation Payable	Net Income

REVENUES
Interest income	$42,639	$(36,907)	$4,555				$(673)	$9,614
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	133,598	(68,697)						64,901
Loss on swap terminations, net	(174)							(174)
Servicing, broker, and other fees	1,113	1,441						2,554
Realized and unrealized gains on marketable securities, net	6,077						(6,077)	—
Other	(45)							(45)
Total revenues	$183,208	$(104,163)	$4,555	$—	$—	$—	$(6,750)	$76,850

EXPENSES
Advertising	$16,454							$16,454
Interest expense	42,624	(30,357)						12,267
Compensation and benefits	11,845			(629)		(102)		11,114
General and administrative	4,135					(237)		3,898
Professional and consulting	4,123	(9)				(25)		4,089
Debt issuance	3,028							3,028
Securitization debt maintenance	1,440	(1,440)						—
Provision for losses on finance receivables	1,096							1,096
Depreciation and amortization	1,377							1,377
Installment obligations expense, net	6,750						(6,750)	—
Total expenses	$92,872	$(31,806)	$—	$(629)	$—	$(364)	$(6,750)	$53,323

Income before taxes	$90,336	$(72,357)	$4,555	$629	$—	$364	$—	$23,527
Provision for income taxes	631				(631)			—
Net income	$89,705	$(72,357)	$4,555	$629	$631	$364	$—	$23,527

Source: JGWPT Holdings Inc.

Investor Relations:

866-386-3853

investor@jgwpt.com

Media Inquiries:

866-386-3853

media@jgwpt.com

or

Makovsky for JGWPT Holdings Inc.

Michael Goodwin, 212-508-9639

mgoodwin@makovsky.com